SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 30, 2008
Capital Auto Receivables Asset Trust 2008-1
(Issuing Entity with respect to Securities)
Capital Auto Receivables LLC
(Depositor with respect to Securities)
GMAC LLC
(Sponsor with respect to Securities)

Delaware	333-147112-01	26-6203084

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mark E. Newman
Capital Auto Receivables LLC
200 Renaissance Center
Detroit, Michigan		48265

(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, including area code: (313) 656-6540

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Incorporation of Certain Documents by Reference
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
Opinion of Counsel Kirkland & Ellis LLP
Opinion of Counsel Kirkland & Ellis LLP

Item 8.01.	Incorporation of Certain Documents by Reference
     The registrant has filed a final prospectus supplement, dated January 25, 2008, setting forth a description of the collateral pool and the proposed structure of $207,000,000 aggregate principal balance of Class A-1 3.38550% Asset Backed Notes (the “Class A-1 Notes”), $125,000,000 aggregate principal balance of Class A-2a 3.52% Asset Backed Notes (the “Class A-2a Notes”), $136,000,000 aggregate principal balance of Class A-2b Floating Rate Asset Backed Notes (the “Class A-2b Notes,” collectively with the Class A-2a Notes, the “Class A-2 Notes”), $55,000,000 aggregate principal balance of Class A-3a 3.86% Asset Backed Notes (the “Class A-3a Notes”), $304,000,000 aggregate principal balance of Class A-3b Floating Rate Asset Backed Notes (the “Class A-3b Notes,” collectively with the Class A-3a Notes, the “Class A-3 Notes”), $66,407,000 aggregate principal balance of Class A-4a 4.46% Asset Backed Notes (the “Class A-4a Notes”), $54,000,000 aggregate principal balance of Class A-4b Floating Rate Asset Backed Notes (the “Class A-4b Notes,” collectively with the Class A-4a Notes, the “Class A-4 Notes”), $32,583,000 aggregate principal balance of Class B 6.71% Asset Backed Notes (the “Class B Notes”), $15,038,000 aggregate principal balance of Class C 7.50% Asset Backed Notes (the “Class C Notes”), and $5,013,000 aggregate principal balance of Class D 7.50% Asset Backed Notes (the “Class D Notes” and, the Class D Notes, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes, the “Notes”), by Capital Auto Receivables Asset Trust 2008-1. Only the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are being offered publicly for sale.

Item 9.01.	Exhibits

Exhibit 5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 30, 2008.

Exhibit 8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 30, 2008.

SIGNATURES
     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES LLC
By:	/s/ William J. McGrane III
	Name:	William J. McGrane III
	Title:	Controller

Dated: January 30, 2008

EXHIBIT INDEX

Exhibit No.	Description
EX 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 30, 2008.

EX 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of January 30, 2008.